As filed with the Securities and Exchange Commission on February 28, 2005
                      Registration Nos. 33-12179 / 811-5040

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 24

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 27

                      TOTAL RETURN U.S. TREASURY FUND, INC.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022
                                 (212) 446-5600

                                 R. Alan Medaugh
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022

                                   Copies to:

                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

  [X]    immediately upon filing pursuant to Rule 485, paragraph (b)(1)
  [ ]    on _________________ pursuant to Rule 485, paragraph (b)(1)
  [ ]    60 days after filing pursuant to Rule 485, paragraph (a)(1)
  [ ]    on  _________________ pursuant to Rule 485, paragraph (a)(1)
  [ ]    75 days after filing pursuant to Rule 485, paragraph (a)(2)
  [ ]    on  _________________ pursuant to Rule 485, paragraph (a)(2)
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Total Return U.S. Treasury Fund.

ISI TOTAL RETURN U.S. TREASURY FUND SHARES
535 Madison Avenue, 30th Floor
New York, New York 10022
For information call (800) 955-7175

   This mutual fund (the "Fund") seeks to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

   The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy the Fund's shares ("Shares") through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.")


                               TABLE OF CONTENTS



                                                     PAGE
                                                     ----

                       Investment Summary...........   1

                       Fees and Expenses of the Fund   2

                       Investment Program...........   3

                       The Fund's Net Asset Value...   3

                       How to Buy Shares............   4

                       How to Redeem Shares.........   5

                       Telephone Transactions.......   6

                       Sales Charges................   6

                       Dividends and Taxes..........   7

                       Investment Advisor...........   8

                       Other Service Providers......   8

                       Financial Highlights.........   9

                       Application.................. A-1


  THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
   THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is March 1, 2005.

INVESTMENT SUMMARY

OBJECTIVES AND STRATEGIES

   The Fund seeks to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. The Advisor will consider both a security's yield and its potential for capital gains resulting from changes in interest rates.

RISK PROFILE

   The Fund may be suited for you if you are seeking high total return, but you also desire the safety of an investment in U.S. Treasury Securities.

   The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the U.S. Treasury Securities in the Fund's portfolio. The prices of the U.S. Treasury Securities will respond to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of U.S. Treasury Securities.

   INTEREST RATE RISK. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

   MATURITY RISK. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, price fluctuations will generally be greater at times when the Fund's average maturity is longer.

   STYLE RISK. The success of the Fund's investment approach will depend on the Advisor's ability to anticipate the direction of interest rates.

   Because U.S. Treasury Securities are among the safest fixed income investments, their yields are generally lower than the yields available from some other fixed income securities.

   If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS


   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").


FUND PERFORMANCE

   The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record, and do not necessarily indicate how the Fund will perform in the future.

                                    [CHART]
FOR YEARS ENDED DECEMBER 31,*

 1995   1996    1997    1998    1999    2000   2001    2002   2003   2004
------  -----  ------  ------  ------  ------  -----  ------  -----  -----
21.69%  0.20%  10.62%  10.80%  -5.67%  15.80%  4.20%  12.06%  1.79%  3.41%

-------------------

* The bar chart does not reflect sales charges or the effect of any taxes on distributions. If it did, returns would have been less than those shown.



   During the 10-year period shown in the bar chart, the highest return for a quarter was 8.34% (quarter ended 9/30/02) and the lowest return for a quarter was -4.70% (quarter ended 3/31/96).

   The following table compares the Fund's average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares for the periods ended December 31, 2004 to the Lehman Brothers Intermediate Treasury Index, the Lehman Brothers Treasury Index, and the Lehman Brothers Long-Term Treasury Index. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2004)

                                            1 YEAR 5 YEARS 10 YEARS
                                            ------ ------- --------
            RETURN BEFORE TAXES/(1)/         0.27%   6.67%   6.89%
            RETURN AFTER TAXES ON
             DISTRIBUTIONS/(1),(2)/         -0.56%   4.70%   4.51%
            RETURN AFTER TAXES ON
             DISTRIBUTIONS AND SALE OF FUND
             SHARES/(1),(3)/                 0.18%   4.53%   4.45%
            -------------------------------------------------------
            LEHMAN BROTHERS INTERMEDIATE
             TREASURY INDEX/(4)/             2.02%   6.31%   6.61%
            LEHMAN BROTHERS TREASURY
             INDEX/(4)/                      3.54%   7.48%   7.43%
            LEHMAN BROTHERS LONG-TERM
             TREASURY INDEX/(4)/             7.70%  10.07%   9.58%

-------------------
/(1)/These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
/(2)/The Return After Taxes on Distributions assumes that the investor held
    Fund Shares throughout the period and was taxed on distributions during the period.

/(3)/The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold the Fund Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Fund Shares.

/(4)/The Lehman Brothers Intermediate Treasury Index and the Lehman Brothers
    Long-Term Treasury Index reflect the performance of U.S. Treasury Securities in their respective sectors. The Lehman Brothers Treasury Index is a general index that reflects the performance of all public obligations and does not focus on any one particular segment of the Treasury market. These indices are passive measurements of U.S. Treasury Securities' performance. They do not factor in the costs of buying, selling and holding securities-costs that are reflected in the Fund's results. The average annual total returns for these indices do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


   The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold Shares.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) 3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends......................... None
Maximum Deferred Sales Charge (Load)................................................ None
Redemption Fee...................................................................... None
Exchange Fee........................................................................ None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees..................................................................... 0.24%
Distribution and/or Service (12b-1) Fees............................................ 0.25%
Other Expenses...................................................................... 0.20%
                                                                                     ----
Total Annual Fund Operating Expenses................................................ 0.69%
                                                                                     ====

EXAMPLE:

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


   The Example assumes that you invest $10,000 in shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $368   $514    $673    $1,133


   Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges.") If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


   The Fund's investment objectives are to seek a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in U.S. Treasury Securities.

   The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. The Advisor buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security's potential for capital gains resulting from possible changes in interest rates.


   When choosing the Fund's investments, the Advisor may take full advantage of the entire range of maturities offered by U.S. Treasury Securities. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). The portfolio's average maturity will depend on the Advisor's assessment of both the relative yields available on securities of different maturities and future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical INSTITUTIONAL INVESTOR in each of the last 25 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. The Fund also may invest in repurchase agreements. Under the terms of a repurchase agreement, the Fund agrees to purchase U.S. Treasury Securities from a bank or broker-dealer subject to an agreement that the bank or broker-dealer will repurchase the securities at an established time and price.



   An investment in the Fund involves risk. U.S. Treasury Securities are subject to interest rate risk. The value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities. The value of the Fund's Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. There can be no assurance that the Advisor's economic analyses will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analyses will be effective. There can be no guarantee that the Fund will achieve its goals. The Fund may engage in frequent trading of securities to achieve its investment objectives. Higher portfolio turnover may cause the Fund to incur additional transaction costs and may result in the distribution to shareholders of additional gains for tax purposes.


THE FUND'S NET ASSET VALUE

   The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.


   The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of the outstanding Shares.


   In valuing its assets, the Fund prices its investments at their market value. The Fund values securities at fair value pursuant to procedures adopted by the Fund's Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value per share.



   You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the close of the Business Day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the close of the Business day, the price you pay or receive will be based on the next Business Day's net asset value per share. The Fund will accept purchase and sale orders even if the New York Stock Exchange is closed, provided that the Federal Reserve Bank is open, the Treasury market is open and the Fund's management believes there is adequate liquidity. You should contact your shareholder servicing agent or securities dealer to ensure that it can process your transactions in a timely fashion.


   The Fund may not accept exchanges from other funds unless the New York Stock Exchange is open.

   The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES


   You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("Fund Servicing Agent"). You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus. Financial institutions may charge transaction fees on purchases of Shares.


   The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.


CUSTOMER IDENTIFICATION AND VERIFICATION



   To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.



   When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.



   Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.



   The Fund will try to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and will be subject to any related taxes.



   The Fund may reject your application under its Anti-Money Laundering
Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


LIMITATIONS ON FREQUENT PURCHASES

   The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading.

Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.


   Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within five business days. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.


INVESTMENT MINIMUMS


   Your initial investment must be at least $5,000 unless you are investing in an individual retirement account (IRA) or a qualified retirement plan. Your initial investment may be as low as $1,000 if you are investing in an individual retirement account (IRA) or a qualified retirement plan. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investing Plan.


AUTOMATIC INVESTING PLAN


   The Automatic Investing Plan is closed to new participants. If you are a current participant in the Automatic Investing Plan, your subsequent investments may be as low as $100.


DIVIDEND REINVESTMENT PLAN


   Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an "ISI Fund"). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.


HOW TO REDEEM SHARES


   You may redeem all or part of your investment through your securities dealer or Fund Servicing Agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem your Shares by contacting the Transfer Agent by mail or, if you are redeeming less than $50,000, by telephone. Financial institutions may charge transaction fees on the redemption or exchange of Shares. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.



   Your securities dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your Shares.

1)A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.
2)In certain circumstances, a guarantee of your signature. You can obtain one from most banks or securities dealers, but not from a notary.
3)Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.
4)Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION


   Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to ten days, whichever is earlier.



   SMALL ACCOUNTS If you redeem sufficient shares to reduce your investment to $1,000 or less, the Fund has the power to redeem your remaining shares after giving you 60 days' notice.


   REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

   SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

   If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

   During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.



SALES CHARGES

PURCHASE PRICE

   The price you pay to buy shares of the Fund is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:


                                             SALES CHARGE AS % OF
                                             --------------------
                                                          NET
                 AMOUNT OF                   OFFERING    AMOUNT
                 PURCHASE                     PRICE     INVESTED
                 ---------      -             --------  --------
                 Less than      $    100,000  3.00%      3.09%
                 $    100,000 - $    249,999  2.50%      2.56%
                 $    250,000 - $    499,999  2.00%      2.04%
                 $    500,000 - $    999,999  1.50%      1.52%
                 $  1,000,000 - $  1,999,999  0.75%      0.76%
                 $  2,000,000 - $  2,999,999  0.50%      0.50%
                 $  3,000,000 - and over....  None        None



   The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.



   RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or ISI Shares of Managed Municipal Fund, Inc., ISI Shares of ISI Strategy Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc., you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these accounts:


1)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at the Transfer Agent.


2)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at another financial intermediary.

3)Information or records regarding Fund and other ISI Fund shares held in all accounts in the name of your spouse or children at the Transfer Agent or another financial intermediary.



Since existing investments will be valued at the higher of cost or current value, you should retain records that would substantiate the historical costs of your investments in the Fund and in the other ISI Funds.


   LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

   PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:
1)If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.
2)If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).
3)If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Shares.

4)If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or Fund Servicing Agent if you buy shares in this manner.


   Sales charge information regarding the Fund is not available on the Fund's website as the Fund does not have a website.

PURCHASES BY EXCHANGE

   You may exchange ISI Shares of Managed Municipal Fund, Inc., ISI Shares of ISI Strategy Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc. for an equal dollar amount of Shares without payment of the sales charges described above or any other charge up to four times a year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


   You may request an exchange through your securities dealer or Fund Servicing Agent. Financial institutions may charge transaction fees on exchanges of Shares. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


REDEMPTION PRICE

   The price you receive when you redeem Shares will be the net asset value per share.

DISTRIBUTION PLAN


   The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay your securities dealer or Fund Servicing Agent distribution and other fees for the sale of its Fund Shares and for shareholder service. The Fund pays an annual distribution fee equal to 0.25% of its average daily net assets. Because this fee is paid out of net assets on an on-going basis, it will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly at a rate approved by the Fund's Board of Directors and to distribute taxable net capital gains at least annually.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   The following summary is based on current tax laws, which may change.

   The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Shares for shares of a different ISI fund is the same as a sale.


   More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.




INVESTMENT ADVISOR


   International Strategy & Investment Inc. is the Fund's Advisor. The Advisor is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $561 million in net assets as of December 31, 2004.



   As compensation for its services for the fiscal year ended October 31, 2004, the Advisor received from the Fund a fee equal to 0.24% of the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, the Fund pays the Advisor 1.50% of the Fund's gross interest income.



   The continuation of the Investment Advisory Agreement with ISI was most recently approved by the Fund's Board of Directors on September 24, 2004. A discussion summarizing the basis on which the Board of Directors approved the continuation of the agreement will be included in the Fund's semi-annual report for the six month period ended April 30, 2005 and in the Fund's annual report for the twelve month period ended October 31, 2005.


PORTFOLIO MANAGERS


   Edward S. Hyman, Chairman of the Fund and the Advisor, and R. Alan Medaugh, President of the Fund and the Advisor, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman and Mr. Medaugh founded the Advisor in 1991.



   Mr. Hyman is responsible for developing the forecasts and economic analyses on which the selection of investments in the Fund's portfolio of U.S. Treasury Securities are based. (See the section entitled "Investment Program.") Before joining the Advisor, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 25 years.



   Mr. Medaugh is responsible for the day-to-day management of the Fund's portfolio of U.S. Treasury Securities. Prior to joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.



   The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.




OTHER SERVICE PROVIDERS

   Forum Administrative Services, LLC provides administration services to the Fund. Forum Shareholder Services, LLC is the Fund's transfer and dividend disbursing agent, and Forum Accounting Services, LLC is the Fund's fund accountant.

FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2004, 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2004 Annual Report, which is available upon request. For the fiscal year ended October 31, 2000, the Fund's financial highlights were audited by other auditors.





                                                                  FOR THE YEARS ENDED OCTOBER 31,
                                                       ----------------------------------------------------
                                                           2004        2003      2002      2001      2000
                                                       --------      --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................... $   9.92      $  10.18  $  10.20  $   9.57  $   9.35
                                                       --------      --------  --------  --------  --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.................................     0.24/(1)/     0.23      0.35      0.45      0.50
Net realized and unrealized gain (loss) on investments     0.19          0.01      0.20      0.82      0.38
                                                       --------      --------  --------  --------  --------
Total from investment operations......................     0.43          0.24      0.55      1.27      0.88
                                                       --------      --------  --------  --------  --------
LESS DISTRIBUTIONS:
Net investment income.................................    (0.23)        (0.25)    (0.40)    (0.45)    (0.50)
Net realized gain on investments......................    (0.33)        (0.25)    (0.17)        -         -
Return of capital.....................................    (0.22)            -         -     (0.19)    (0.16)
                                                       --------      --------  --------  --------  --------
Total distributions...................................    (0.78)        (0.50)    (0.57)    (0.64)    (0.66)
                                                       --------      --------  --------  --------  --------
Net asset value, end of year.......................... $   9.57      $   9.92  $  10.18  $  10.20  $   9.57
                                                       ========      ========  ========  ========  ========
TOTAL RETURN/(2)/.....................................     4.64%         2.30%     5.78%    13.57%     9.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)........................ $194,790      $229,027  $262,928  $149,588  $136,728
Ratios to average daily net assets:
 Net investment income................................     2.56%         2.50%     3.64%     4.51%     5.10%
 Expenses.............................................     0.69%         0.67%     0.74%     0.78%     0.82%
Portfolio turnover rate...............................       31%          125%      129%       61%       15%

-------------------

/(1)/Calculated using the average shares outstanding for the period.


/(2)/Total return excludes the effect of sales charges.

                   ISI TOTAL RETURN U.S. TREASURY FUND SHARES
                             NEW ACCOUNT APPLICATION
-----------------------------------------------
IMPORTANT  INFORMATION FOR OPENING YOUR ACCOUNT
-----------------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.
By signing and submitting this application, you give the ISI Total Return U.S. Treasury Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity.
If you do not provide the information, we may not be able to open your account. If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.
--------------------------------------------------------------------------------

Make check payable to "ISI Total Return U.S. Treasury Fund Shares"  and mail with this Application to:


            ISI MUTUAL FUNDS          OR FOR OVERNIGHT DELIVERY TO:   ISI MUTUAL FUNDS
            P.O. BOX 446                                              2 PORTLAND SQUARE
            ATTN: TRANSFER AGENT                                      ATTN: TRANSFER AGENT
            PORTLAND, MAINE 04112                                     PORTLAND, MAINE 04101

FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE TRANSFER AGENT AT (800) 882-8585.  TO OPEN AN IRA ACCOUNT, CALL ISI AT (800)
955-7175 TO REQUEST AN ACCOUNT APPLICATION.

 YOUR ACCOUNT REGISTRATION (PLEASE PRINT)                        -----------------------------------------
                                                                 Existing Account No., if any
---------------------------------------------                    -----------------------------------------
  INDIVIDUAL OR JOINT TENANT                                     GIFTS TO MINORS
---------------------------------------------                    -----------------------------------------


---------------------------------------------                    -----------------------------------------
 First Name        Initial         Last Name                     Custodian's Name (only one allowed by law)

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Custodian's Date of Birth

---------------------------------------------                    -----------------------------------------
 *Joint Tenant      Initial         Last Name                    Social Security Number of Custodian

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Minor's Name (only one)


---------------------------------------------                    -----------------------------------------
  CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                       Social Security Number of Minor
---------------------------------------------
                                                                 -----------------------------------------
                                                                 Minor's Date of Birth (Mo./Day/Yr.)
---------------------------------------------                    under the _______________ Uniform Gifts to Minors Act
*Name of Corporation - if a publicly-traded corporation,                   State of Residence
also provide symbol. (Certified articles of incorporation,
a government-issued business license or other document that
reflects the existence of the entity must be attached.
Enclose a corporate resolution which identifies individuals
authorized to conduct transactions on this account.)

---------------------------------------------
*Name of Partnership                                             ------------------------------------------
(a copy of the Partnership Agreement must be attached or         MAILING/RESIDENCY ADDRESS
certificate from government authority stating the identity       ------------------------------------------
and existence of the partnership.)

---------------------------------------------                    ------------------------------------------
*Name of Trust - Including corporate pension plans               Number and Street (Required)
(PLease include first and signature pages of the Trust
Agreement.)                                                      ------------------------------------------
                                                                 Mailing Address, If Different
---------------------------------------------
 Tax ID Number      Date of Trust Instrument                    ------------------------------------------
                                                                 City                    State        Zip
---------------------------------------------
 Name of Trustees or Authorized Trader                           ------------------------------------------
                                                                 Daytime Phone
---------------------------------------------
 Social Security Number            Birth Date                    Resident aliens must have a U.S. Tax Identification
                                                                 Number and domestic address.
*Attach a separate list for additional investors,
trustees, authorized traders, and general partners of a          For non-resident aliens, a copy of an un-expired
partnership, including full name, social security number,        government-issued photo ID must be included with the
home street address, and date of birth.                          application.

                                                                 DOCUMENTS PROVIDED IN CONNECTION WITH YOUR
                                                                 APPLICATION WILL BE USED SOLELY TO VERIFY YOUR
                                                                 IDENTITY.  THE FUND WILL HAVE NO OBLIGATION TO
                                                                 ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.

                                      A-1


LETTER OF INTENT (OPTIONAL)

[ ] I intend to invest at least the amount  indicated  below in ISI Total Return U.S. Treasury Fund Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

 ____$50,000   ____$100,000   ____$250,000    ____$500,000    ____$1,000,000   ____$2,000,000    ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

        Fund Name                            Account No.               Owner's Name                 Relationship
        ---------                            ----------                ------------                 ------------

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

DISTRIBUTION OPTIONS

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions  will be reinvested.

INCOME DIVIDENDS
[ ]Reinvested in additional shares           [ ]Paid in Cash

CAPITAL GAINS
[ ]Reinvested in additional shares           [ ]Paid in Cash

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ]Beginning the month of ________________, 20________, please send me checks on a  monthly or quarterly basis, as indicated  below, in the amount of $____________________, from shares that I own, payable to the account registration address as shown above.
(Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):        [ ] Monthly          [ ] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS)  UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: [ ]Telephone  redemption  privileges    ]  Telephone  exchange  privileges

Redemptions effected  by  telephone  will be mailed to the  address of record.  If you would prefer redemptions mailed to a pre-designated  bank account,  please provide the following information:

      Bank: ___________________________________              Bank Account No.: ______________________________

   Address: ___________________________________             Bank Account Name: ______________________________

            ___________________________________                                ___________________________________

The  Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank  drafts),  starter checks, credit card convenience checks, or certain third party checks.

SIGNATURE AND TAXPAYER CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
  I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI Total Return U.S. Treasury
  Fund ("the Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account
  Application, the undersigned represent(s) and warrant(s) that I (we) have full right, power and authority to make this investment and the  undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.

  Under the penalties of perjury, I certify:
  |_|That I am a (we are) U.S. person(s) (including a U.S. resident alien(s)).
       AND
       |_|  That the number shown on this form is my correct social security/taxpayer identification number.
       OR
       |_| That I have not provided a social security/taxpayer  identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
       AND
       |_| That I have not been notified by the Internal Revenue Service ( IRS ) that I am subject to backup withholding.
       OR
       |_| That I have been notified by the IRS that I am subject to backup withholding.
  |_|Non-U.S. Citizen Taxpayer:
     Indicated country of residence for tax purposes:  _____________________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

I  acknowledge  that  I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.  The IRS does not require your consent to any provision  of  this document other than the certifications required to avoid backup withholding.

BY MY SIGNATURE BELOW, I CERTIFY, ON MY OWN BEHALF OR ON THE BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:

        (1)  THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY
             UNLAWFUL ACTIVITY;

        AND

        (2)  THE INFORMATION PROVIDED BY THE INVESTOR ION THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH
             ARE GENUINE.

-----------------------------------------------------------------------------------------------------------------------------------


_____________________________________________             _____________________________________________________________
 *Signature                            Date                 Signature (if joint account, both must sign)      Date

*If your legal name has changed in the past 12 months, please provide former name:______________________________________




------------------------------------------------------------------------------------------------------------------------------------
FOR DEALER USE ONLY
Dealer's Name:     _______________________________          Dealer Code: ________________________________

Dealer's Address:  _______________________________          Branch Code: ________________________________

                   _______________________________          Rep. No.:    ________________________________

Representative:    _______________________________

                  ISI TOTAL RETURN U.S. TREASURY FUND SHARES


                              INVESTMENT ADVISOR
                   INTERNATIONAL STRATEGY & INVESTMENT INC.
                        535 Madison Avenue, 30th Floor
                              New York, NY 10022



                   ADMINISTRATOR              DISTRIBUTOR
                FORUM ADMINISTRATIVE    INTERNATIONAL STRATEGY &
                   SERVICES, LLC         INVESTMENT GROUP INC.
                Two Portland Square     535 Madison Avenue, 30th
                 Portland, ME 04101              Floor
                                           New York, NY 10022
                                             (800) 955-7175

                   TRANSFER AGENT         INDEPENDENT AUDITORS
                 FORUM SHAREHOLDER         ERNST & YOUNG LLP
                   SERVICES, LLC             5 Times Square
                Two Portland Square     New York, New York 10036
                 Portland, ME 04101
                   (800) 882-8585

                     CUSTODIAN                FUND COUNSEL
                 THE NORTHERN TRUST     KRAMER LEVIN NAFTALIS &
                      COMPANY                 FRANKEL LLP
              50 South LaSalle Street       919 Third Avenue
                 Chicago, IL 60675         New York, NY 10022

                                      ISI
                                 TOTAL RETURN
                                 U.S. TREASURY
                                  FUND SHARES

   You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:


.. A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.


.. The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


   For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or Fund Servicing Agent.


                   Investment Company Act File No. 811-5040



                                    [GRAPHIC]

                                   Prospectus

[LOGO]


                                      ISI


                                 TOTAL RETURN


                                 U.S. TREASURY


                                  FUND SHARES



                A mutual fund with the investment objectives of


    a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the U.S. Treasury.



                                 MARCH 1, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                      TOTAL RETURN U.S. TREASURY FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

--------------------------------------------------------------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
   IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 2005. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT,
WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE
   PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT
  GROUP INC., 535 MADISON AVENUE, 30TH FLOOR, NEW YORK, NEW YORK 10022, (800)
                                   955-7175.


            Statement of Additional Information Dated: March 1, 2005

                                       for

                   ISI Total Return U.S. Treasury Fund Shares

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY..........................................     1
INVESTMENT OBJECTIVES AND POLICIES.......................................     1
INVESTMENT RESTRICTIONS..................................................     3
VALUATION OF SHARES AND REDEMPTIONS......................................     4
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.....................     5
MANAGEMENT OF THE FUND...................................................     9
INVESTMENT ADVISORY AND OTHER SERVICES...................................    13
ADMINISTRATION...........................................................    16
DISTRIBUTION OF FUND SHARES..............................................    17
PORTFOLIO HOLDINGS.......................................................    20
BROKERAGE................................................................    21
CAPITAL SHARES...........................................................    23
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS...................................    23
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES........................    24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    25
LEGAL MATTERS............................................................    25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    25
FINANCIAL STATEMENTS.....................................................    26

GENERAL INFORMATION AND HISTORY

     Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Total Return U.S. Treasury Fund Shares (the "Shares").


     The Fund's Prospectus contains important information concerning the class of shares offered thereby and the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


     The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on August 10, 1988.

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objectives are to seek to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities"). The Fund's investment objectives and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

     Except as specifically identified under "Investment Restrictions, " the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares"). The Fund's investment objectives are fundamental, however, and may not be changed without such a vote.

STRIPS

     The Fund may purchase STRIPS, which are U.S. Treasury Securities (as defined below) that do not pay interest currently but which are purchased at a discount and are payable in full at maturity. As with other debt securities, the value of STRIPS varies inversely with changes in interest rates. These price fluctuations may be greater with STRIPS than with other types of debt securities.

REPURCHASE AGREEMENTS

     The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's investment advisor (the "Advisor"). The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

     The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

2. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

3. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. government is not considered an issuer for this purpose);

4. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

5.   Invest in real estate or mortgages on real estate;

6.   Purchase or sell commodities or commodities contracts or futures contracts;

7. Act as an underwriter of securities within the meaning of the Federal securities laws;

8.   Issue senior securities;

9. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

10.  Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14. Invest in shares of any other investment company registered under the 1940 Act;

15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 0.5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16.  Invest in companies for the purpose of exercising management or control;

17.  Invest in puts or calls or any combination thereof;

18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

     The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors (the "Board"). The Fund will not:

1. Invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements with remaining maturities in excess of seven days.

VALUATION OF SHARES AND REDEMPTIONS

VALUATION


     The net asset value per Share is determined daily as of the close of the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The Fund or its agents will accept purchase and sale orders even if the NYSE is closed, provided that the "Fed wire" is open, the Treasury market is open and the Fund's management believes there is adequate liquidity. You should contact your agent to insure that your service agent can process all transactions in a timely fashion.

     The Fund may not accept exchanges from other funds unless the NYSE is open.

     The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined.

     The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

     The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

     In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

     The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

     Although the Fund intends to distribute substantially all of its investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


     If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.


FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in Shares to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

     The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

     If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

     If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

     Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

     The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES


     The sale, exchange or redemption of a share is a taxable event to you. Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if you have held the Share for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

     If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.


     In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at an applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.


FEDERAL EXCISE TAX


     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.


STATE AND LOCAL TAXES


     Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND


     The overall business and affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.


DIRECTORS AND OFFICERS

     The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.


                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
NAME, DATE OF                         LENGTH                                             COMPLEX
  BIRTH AND         POSITION         OF TIME            PRINCIPAL OCCUPATION(S)        OVERSEEN BY   OTHER DIRECTORSHIPS
   ADDRESS       WITH THE FUND        SERVED          DURING THE PAST FIVE YEARS         DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Joseph R.       Director;             since       Private Equity Investor (1997 to          4        Director, Corvis
Hardiman        Chairman,              1998       present).                                          Corp., (optical
5/27/37         Compensation                                                                         networks); The
                Committee;                                                                           Nevis Fund
                Member, Audit                                                                        (registered
                and Compliance                                                                       investment
                Committee, and                                                                       company), Brown
                Nominating                                                                           Investment Advisory
                Committee                                                                            & Trust Company;
                                                                                                     and 65 funds in the
                                                                                                     Scudder family of
                                                                                                     funds (registered
                                                                                                     investment
                                                                                                     companies)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
W. Murray       Director;             since       Principal, CM Coastal Development,        4        None
Jacques         Chairman,              2002       LLC (real estate development)
03/28/36        Nominating                        (2002 to present); President, WMJ
                Committee;                        Consulting, LLC (real estate
                Member, Audit                     investment management company)
                and Compliance                    (1999 to present); Chairman, Saint
                Committee, and                    David's School (2002 to present).
                Compensation                      Formerly, Chairman and Chief
                Committee                         Executive Officer, VIB Management,
                                                  Inc. (asset management company)
                                                  (1994 to 1999).
------------------------------------------------------------------------------------------------------------------------
Louis E.        Director;             since       Director, Household International         4        Director, 48 funds
Levy            Chairman, Audit        1994       (banking and finance) (1992 to                     in the Scudder
11/16/32        and Compliance                    present).                                          family of funds
                Committee;                                                                           (registered
                Member,                                                                              investment
                Nominating                                                                           companies)
                Committee, and
                Compensation
                Committee
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Edward S.       Director              since       Chairman, International Strategy &        4        None
Hyman                                  1988       Investment, Inc. (registered
4/8/45/(1)/                                       investment advisor) (1991 to
                                                  present); Chairman and President,
                                                  International Strategy &
                                                  Investment Group, Inc. (registered
                                                  broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------
R. Alan         President           since 1992    President, International Strategy & Investment, Inc. (registered
Medaugh                                           investment advisor) (1991 to present). Director, International
8/20/43                                           Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------
Nancy           Vice President      since 1992    Executive Vice President, Assistant Treasurer, and Secretary of
Lazar,                                            International Strategy & Investment, Inc. (registered investment
(8/1/57)                                          advisor) (1991 to present); Executive Vice President, Assistant
                                                  Treasurer and Secretary of International Strategy & Investment Group,
                                                  Inc. (registered broker-dealer) (1991 to present).
------------------------------------------------------------------------------------------------------------------------
Carrie L.       Vice President      since 1992    Managing Director, International Strategy & Investment, Inc.
Butler                                            (registered investment advisor) (2000 to present). Formerly, Assistant
5/1/67                                            Vice President, International Strategy & Investment, Inc. (registered investment advisor) (1991 to 2000).
------------------------------------------------------------------------------------------------------------------------

----------
/1/ Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

------------------------------------------------------------------------------------------------------------------------
Edward J.       Vice President      since 1992    President, EJV Financial Services, LLC (consulting and compliance
Veilleux                                          services firm) (May 2002 to present); Senior Vice President PBHG Funds
8/26/43                                           (January 2005 to present); Officer of various investment companies for
5 Brook                                           which EJV Financial Services provides consulting and compliance
Farm Court                                        services (May 2002 to present). Formerly, Trustee, Devcap Trust
Hunt Valley,                                      (registered investment company) (2000 to 2003); Director, Deutsche
MD 21030                                          Asset Management (formerly B.T. Alex Brown, Inc.) (October 1965 to May
                                                  2002); Executive Vice President, Investment Company Capital Corp.
                                                  (regulated investment company) (May 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------
Stephen V.      Vice President,     since 2002    Executive Managing Director and Chief Financial Officer, International
Killorin        Treasurer,            (Chief      Strategy & Investment, Inc. (registered investment advisor) (December
6/27/53         Chief               Compliance    2000 to present); Executive Managing Director and Chief Financial
                Compliance            Officer     Officer, International Strategy & Investment Group, Inc. (registered
                Officer, and          since       broker-dealer) (December 2000 to present). Formerly, Controller,
                Chief Financial     September     Sanford C. Bernstein & Co., Inc. (registered investment advisor)
                Officer              2004 and     (November 1999 to December 2000) and Managing Director, Deutsche Bank
                                      Chief       (May 1994 to November 1999).
                                    Financial
                                     Officer
                                      since
                                     December
                                      2004)
------------------------------------------------------------------------------------------------------------------------
Margaret M.     Secretary           since 2004    Managing Director, International Strategy & Investment, Inc.
Beeler                                            (registered investment advisor) (July 2004 to present). Formerly,
3/1/67                                            Associate Managing Director (2000 - July 2004) and Assistant Vice
                                                  President (1996 to 2000), International Strategy & Investment, Inc.
                                                  (registered investment advisor); Marketing Representative, US
                                                  Healthcare, Inc. (1995 to 1996); Sales Manager, Donna Maione, Inc.
                                                  (clothing manufacturer) (1994 to 1995) and Deborah Wiley California
                                                  (clothing manufacturer) (1989 to 1994).
------------------------------------------------------------------------------------------------------------------------


     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by International Strategy & Investment, Inc. (ISI" or the "Advisor") or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex").

DIRECTOR OWNERSHIP IN THE FUND(S)


----------------------------------------------------- -------------------------------------
                            DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                          BENEFICIAL OWNERSHIP    OCTOBER 31, 2004 IN ALL FUNDS OVERSEEN BY
DIRECTOR                  IN THE FUND/(1)(2)/        DIRECTOR IN THE FUND COMPLEX/(1)(2)/
-------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------
Joseph R. Hardiman                None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
W. Murray Jacques           $10,001-$50,000                    $10,001-$50,000
-------------------------------------------------------------------------------------------
Louis E. Levy                     None                         $10,001-$50,000
-------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------
Edward S. Hyman             $10,001-$50,000                     Over $100,000
-------------------------------------------------------------------------------------------


/1./ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.
/2./ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES


     As reported to the Fund, as of December 31, 2004 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or Distributor.

COMPENSATION OF DIRECTORS AND OFFICERS

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.


     The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended October 31, 2004.


                                 COMPENSATION TABLE


------------------------------------------------------------------------------------
                                                        TOTAL COMPENSATION FROM THE
                     AGGREGATE COMPENSATION FROM THE   FUND AND FUND COMPLEX PAYABLE
DIRECTOR                FUND PAYABLE TO DIRECTORS               TO DIRECTORS
------------------------------------------------------------------------------------
Edward S. Hyman*                  $    0               $0
------------------------------------------------------------------------------------
Joseph R. Hardiman                $4,766               $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------
W. Murray Jacques                 $4,766               $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------
Louis E. Levy                     $4,766               $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------


----------
*    A Director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

     The Board met four times during the fiscal year ended October 31, 2004 and each director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

     The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2004, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.


     The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Nominating Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2004.

     The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Compensation Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2004, the Committee did not meet.

CODE OF ETHICS

     The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits Fund access persons to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

     ISI and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.


     The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES


     ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of April 1, 1991 (the "Advisory Agreement").

     ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed controlling persons of ISI. ISI is also the investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $561 million of net assets as of December 31, 2004.

     Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchases and sales of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (3) provides the Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical and financial information pertinent to the Fund, (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by ISI will at all times be subject to the policies and control of the Board. ISI will not be liable to the Fund or its shareholders for any act or omission by ISI or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI to the Fund are not exclusive and ISI is free to render similar services to others.

     As compensation for its services, ISI receives an annual fee from the Fund calculated daily and paid monthly at an annual rate of the average daily net assets of the Fund as follows:


                                         INCREMENTAL ADVISORY FEE
AVERAGE DAILY NET ASSETS      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------   ---------------------------------------------
Less than $100,000,000                            0.20%
$100,000,001 - $200,000,000                       0.18%
$200,000,001 - $300,000,000                       0.16%
$300,000,001 - $500,000,000                       0.14%
$500,000,001 and over                             0.12%

In addition, the Fund pays the Advisor 1.50% of the Fund's gross interest income.


     Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:



FISCAL YEARS ENDED OCTOBER 31,
------------------------------
  2004       2003       2002
--------   --------   --------
$494,817   $579,444   $621,999



     The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no financial interest in the Advisory Agreement, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment.


     The Advisory Agreement was most recently approved by the Board of Directors on September 24, 2004. In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, noted that the Advisor is the investment advisor to three other funds in the ISI Fund Complex, ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. As part of its evaluation, the Board considered the nature, quality and scope of the services provided by the Advisor; the performance, fees and expenses of the Fund compared to other similar investment companies; the Advisor's expenses in providing the services; the profitability of the Advisor and its affiliated companies and other benefits they derive from their relationship with the Fund. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Advisor and the financial strength of the Advisor and its affiliated companies. In evaluating the reasonableness of the management fee, the Independent Directors noted that the Fund's total expense ratio was lower than its peer group average. The Directors considered the fact that Morningstar rated the Fund a three (out of five) star fund. They also considered the performance of the Fund relative to its peer group and noted that the Fund's performance for the quarter, 3-year, 5-year and 10 year periods ended July 31, 2004 was better than its peer group average and that the Fund outperformed its peer group since its inception for the period ended July 31, 2004. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     As of October 31, 2004, Messrs. Hyman and Medaugh acted as portfolio managers for three other mutual funds with net assets of $561 million. No mutual fund pays ISI a performance based fee.

     Messrs. Hyman and Medaugh service nine other pooled investment vehicles with assets totaling $536,204,258 as of October 31, 2004. Of the nine pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2004, these four pooled investment vehicles had assets totaling $315,385,359.

     Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest of ISI.

     As of October 31, 2004, Mr. Hyman owned Fund shares valued between $10,001 and $50,000. As of the same date, Mr. Medaugh did not own shares of the Fund.

ADMINISTRATION


     Forum Administrative Services, LLC ("FAdS"), Two Portland Square, Portland, ME 04101, is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for providing administrative services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

     As of May 1, 2004, FAdS, Forum Shareholder Services, LLC ("FSS") and Forum Accounting Services, LLC ("FAcS") receive a combined fee based on average net assets (subject to a minimum monthly fee) and monthly fees per open account. Asset-based fees are calculated daily and all fees are paid monthly. FAdS acts as the agent for FSS and FAcS with respect to the collection of their respective portions of the asset fee charges.

     Prior to May 1, 2004, FAdS received an annual fee from the Fund Complex equal to 0.05% of the total average daily net assets of the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the Fund Complex in excess of $750 million. These fees were allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS received a minimum fee of $3,000 per month from the Fund. The fees were accrued daily by the Fund and paid monthly for services performed under the agreement during the prior calendar month. Administration fees paid by the Fund to FAdS for the fiscal years ended October 31, 2004 and October 31, 2003 and the period May 27, 2002 to October 31, 2002 were as follows:



FISCAL YEARS ENDED OCTOBER 31,    MAY 27, 2002
------------------------------   TO OCTOBER 31,
        2004       2003               2002
      --------   --------        --------------
      $145,588   $125,107            $54,556





     FAdS' agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first 75 million, 0.15% of the next $75 million, .10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.

     Administration fees paid by the Fund to ICCC for the period November 1, 2001 to May 26, 2002 were $122,177.

DISTRIBUTION OF FUND SHARES


DISTRIBUTION AGREEMENT AND PLAN


     International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.


     The Distribution Agreement provides that ISI Group, on behalf of the Fund, will (i) solicit and receive orders for the purchase of Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

     ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in agreements related to the plan. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2004.

     ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

     In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Fund's advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.





     Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

     Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. Payments to participating Dealers and Shareholder Servicing Agents, if applicable, may not exceed fees payable to ISI Group under the Plan. The Plan will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors on September 24, 2004.


     In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Shares. The Plan may be terminated at any time without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares.

     During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


     Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plans in the last three fiscal years, the Distributor paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

     As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

     As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor received fees in the following amounts:



FISCAL YEARS ENDED OCTOBER 31,
------------------------------
  2004       2003       2002
--------   --------   --------
$522,891   $625,517   $535,449



RECEIPT AND RETENTION OF SALES CHARGES

     For the last three fiscal years, the Distributor received the following commissions or sales charges and from such commissions or sales charges, the Distributor retained the following amounts:

                 FISCAL YEARS ENDED OCTOBER 31,
---------------------------------------------------------------
        2004                  2003                  2002
-------------------   -------------------   -------------------
RECEIVED   RETAINED   RECEIVED   RETAINED   RECEIVED   RETAINED
--------   --------   --------   --------   --------   --------
 $85,515    $9,011    $287,619    $25,988   $440,000    $40,000


EXPENSES BORNE BY THE FUND

     Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares; all costs and expenses in connection with the maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, Forum or ISI Group.


     The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.


PORTFOLIO HOLDINGS


     Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported to the SEC on Form N-CSR within 60 days of the end of each such period. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a list of the Fund's portfolio holdings as contained in its latest Form N-Q or Form N-CSR by contacting the transfer agent at (800) 882-8585.

     In addition, certain service providers to the Fund such as the Fund's investment advisor, administrator, custodian, fund accountant, independent accountants, legal counsel, and transfer agent may, for legitimate business purposes, receive portfolio holdings information before it is released to the public. Many Fund service providers require a list of the Fund's portfolio holdings to provide the services they are contractually obligated to render to the Fund. The portfolio holdings information is released to service providers on an as needed basis pursuant to conditions of confidentiality contained in applicable service agreements and/or attorney/auditor-client privileges. No compensation is paid by the Fund to these service providers as a result of the disclosure of the Fund's portfolio holdings.

     The Fund's Chief Compliance Officer monitors the Fund's compliance with its portfolio holdings disclosure policy and annually requests and reviews information regarding the identity of each service provider that receives information regarding Fund portfolio holdings prior to public dissemination, the frequency with which the service provider receives such information and the business purpose for which the disclosure is made. This oversight is designed to help ensure that portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders. The Chief Compliance Officer also provides an annual report to the Board on, among other things, the Fund's administration of and compliance with its portfolio disclosure policy.


BROKERAGE


     ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.


     Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.


     ISI's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund.

     No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other remuneration for research services. ISI's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.


     Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisor to furnish reports and to maintain records in connection with such reviews.


     ISI manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. ISI may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


     For the past three fiscal years the Fund paid no brokerage commissions.

     The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


REGULAR BROKER DEALER         TYPE OF SECURITY     VALUE HELD
---------------------       --------------------   ----------
JPMorgan Chase Bank, N.A.   Repurchase Agreement   $2,326,000

CAPITAL SHARES

     Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and class: ISI Total Return U.S. Treasury Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

     The Fund's By-Laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding shares of the Fund entitled to vote at such meeting.

     There are no preemptive, conversion or exchange rights applicable to any of the shares. The Fund's issued and outstanding shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

     As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

     The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust") is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.


     FSS (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

     FAcS provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and providing the information necessary to prepare the Fund's financial statements and tax returns. Effective May 1, 2004, FAcS is paid by FAdS for its fund accounting services to the Fund.

     Prior to May 1, 2004, the Fund paid FAcS a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets. The fees were paid monthly for services performed during the prior calendar month.

     As compensation for providing accounting services for the fiscal years ended October 31, 2004 and October 31, 2003, FAcS received fees of $27,873 and $56,011, respectively. For the period May 27, 2002 through October 31, 2002, FAcS received fees of $24,237.


     FAcS' agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

Average Daily Net Assets        Incremental Fee
-----------------------------   -------------------
0 - $10,000,000                 $13,000 (fixed fee)
$10,000,000 - $20,000,000       0.100%
$20,000,000 - $30,000,000       0.080%
$30,000,000 - $40,000,000       0.060%
$40,000,000 - $50,000,000       0.050%
$50,000,000 - $60,000,000       0.040%
$60,000,000 - $70,000,000       0.030%
$70,000,000 - $100,000,000      0.020%
$100,000,000 - $500,000,000     0.015%
$500,000,000 - $1,000,000,000   0.005%
over $1,000,000,000             0.001%

     In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services. As compensation for providing accounting services for the period November 1, 2001 through May 26, 2002, ICCC received fees of $44,220.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The annual financial statements of the Fund are audited by the Fund's independent registered public accounting firm Ernst & Young, LLP, located at 5 Times Square, New York, New York 10036.


LEGAL MATTERS

     Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To Fund management's knowledge, as of February 7, 2005, no shareholder owned beneficially or of record 5% or more of the total outstanding Shares of the Fund.

     In addition, to Fund management's knowledge, as of February 7, 2005, Directors and officers as a group owned less than 1% of total outstanding Shares of the Fund.


TURNOVER RATE

     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

     The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

FOR THE FISCAL YEARS ENDED OCTOBER 31,
--------------------------------------
          2004   2003   2002
          ----   ----   ----
           31%   125%   129%



FINANCIAL STATEMENTS


     The financial statements for the Fund for the period ended October 31, 2004, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2004.

                                     PART C.
                                OTHER INFORMATION

ITEM 22. EXHIBITS

(a) (1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (2) Articles of Amendment to Articles of Incorporation dated April 9, 2001 (Exhibit incorporated by reference as filed as Exhibit (a)(2) in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).

     (3) Articles Supplementary to Registrant's Articles of Incorporation dated December 18, 1991 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (4) Articles Supplementary to Registrant's Articles of Incorporation dated December 15, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (5) Articles Supplementary to Registrant's Articles of Incorporation dated December 31, 1994 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (6) Articles Supplementary to Registrant's Articles of Incorporation dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-002534) on December 30, 1998.

(b) By-Laws, as amended through December 18, 2002 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).

(c) (1) Specimen Certificate of Common Stock, $.001 par value with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (1)(Articles of Incorporation) as amended to date, to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996, and Exhibit 2 (By-Laws) as
          amended to date, to Post-Effective Amendment No. 15 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000364) on February 26, 1997.

(d) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the
     Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

(e) (1) Distribution Agreement dated as of April 1, 1997 between Registrant and International Strategy & Investment Group Inc, with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

     (2) Distribution Agreement between International Strategy & Investment Group Inc. and Participating Dealers with respect to the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit
          (6)(e) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

     (3) Shareholder Servicing Agreement for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (6)(f) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

(f)  None.

(g) Form of Custody Agreement dated May __, 2002, between Registrant and The Northern Trust Company (Exhibit incorporated by reference as filed as Exhibit (g) in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).

(h) (1) Amended and Restated Administration Agreement between Registrant and Forum Administration Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 23 via EDGAR on December 30, 2004, accession number 0001275125-04-000458).

     (2) Amended and Restated Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 23 via EDGAR on December 30, 2004, accession number 0001275125-04-000458).

     (3) Amended and Restated Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 23 via EDGAR on December 30, 2004, accession number 0001275125-04-000458).

(i) (1) Opinion of Counsel dated February 10, 2000, incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

     (2)  Consent of Counsel (Exhibit filed herewith).

(j)  Consent of Independent Auditors (Exhibit filed herewith).

(k)  None.

(l) Subscription Agreements between Registrant and Investors incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 13 to
     Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

(m) (1) Distribution Plan for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000097) on February 26, 1996.

     (2) Amended Distribution Plan for the ISI Total Return U.S. Treasury Fund Shares incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000481) on February 26, 1998.

(n) (1) Rule 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000163) on March 26, 1996.

     (2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Registration No. 33-12179), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-002534) on December 30, 1998.

(o)  Reserved.

(p) (1) ISI Funds Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 23 via EDGAR on December 30, 2004, accession number 0001275125-04-000458).

     (2) International Strategy & Investment, Inc, Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 23 via EDGAR on December 30, 2004, accession number 0001275125-04-000458).

     (3) International Strategy & Investment Group, Inc. Consolidated Code of Ethics International Strategy & Investment, Inc, Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 23 via EDGAR on December 30, 2004, accession number 0001275125-04-000458).

Other Exhibits:

(A)  Powers of Attorney  (Exhibit  incorporated by reference as filed as Exhibit
     (q) in post-effective amendment No. 20 via EDGAR on February 27, 2002, accession number 0000950116-02-000292(Hyman, Hardiman, Levy, Medaugh).

(B) Powers of Attorney for W. Murray Jacques (Exhibit incorporated by reference as filed as Other Exhibit in post-effective amendment No. 21 via EDGAR on February 28, 2003, accession number 0001004402-03-000161).

(C) Power of Attorney for Stephen V. Killorin (Exhibit incorporated by reference as filed as Other Exhibit in post-effective amendment No. 23 via EDGAR on December 30, 2004, accession number 0001275125-04-000458).

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Managed Municipal Fund, Inc., ISI North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment, Inc., a Maryland Corporation.

ITEM 24. INDEMNIFICATION.

Under the terms of the Fund's Articles of Incorporation, the Registrant may indemnify each of its Directors and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the corporation has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such indemnified person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body except with respect to any matter as to which such person shall have been finally adjudicated in any such action, suit or other proceeding where
(a) the act or omission of the director was material to the cause of action adjudicated; the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; the director actually received an improper personal benefit in money, property, or services or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful, or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Termination of any proceeding by conviction or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director did not meet the standard of conduct. No such presumption results from the termination of any proceeding by judgment, order or settlement. Expenses, including counsel fees so incurred by any such person (but excluding amounts paid in satisfaction of judgment, in compromise or as fines or penalties), shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under the Articles of Incorporation, provided, however, that such person shall have affirmed that he in good faith believes that he has met the standard of conduct necessary for indemnification and shall have provided a written undertaking to repay the amount if it is ultimately determined that the standard of conduct has not been met and either a majority of the Directors acting on the matter who are not parties to such action (provided that at least two of such Directors then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found entitled to indemnification under the Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Fund's investment advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of ISI is 535 Madison Avenue, 30th Floor, New York, New York 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.



         Name                                 ISI Title                           Other Business Connection
         .................................... ................................... ...................................
         Edward S. Hyman, Jr.                 Chairman                            Chairman/President, International
                                                                                  Strategy & Investment Group, Inc.
                                                                                  (Fund distributor)
         .................................... ................................... ...................................
         R. Alan Medaugh                      President                           Director, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         Nancy Lazar                          Executive Vice President/Secretary  Executive Vice President.
                                                                                  Assistant Treasurer and
                                                                                  Secretary, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         Stephen V. Killorin                  Executive Managing Director/        Executive Managing Director/
                                              Chief Financial Officer             Chief Financial Officer,
                                                                                  International Strategy &
                                                                                  Investment Group, Inc. (Fund
                                                                                  distributor)
ITEM 26. PRINCIPAL UNDERWRITERS.
--------------------------------------------------------------------------------

INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.

International Strategy & Investment Group Inc., the distributor for Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), also acts as distributor for ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.), ISI North American Government Bond Fund Class A Shares and Class C Shares (classes of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.

The following Directors and Officers of the Fund serve as Directors and Officers of the Fund's principal underwriter:

Names and Principal Business Address*             Position with Underwriter            Position with Registrant
............................................. .................................... ...................................
Edward S. Hyman                              Chairman and President               Chairman and Director
............................................. .................................... ...................................
R. Alan Medaugh                              Director                             President
............................................. .................................... ...................................
Nancy Lazar                                  Executive Vice President,            Vice President
                                             Assistant Treasurer, and Secretary
............................................. .................................... ...................................
Steve Killorin                               Executive Managing Director and      Vice President, Treasurer, Chief
                                             Chief Financial Officer              Compliance Officer and Chief
                                                                                  Financial Officer
......................................................................................................................
* 535 Madison Avenue, 30th Floor New York, New York 10022

(c) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

International Strategy & Investment Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, all affiliates of Forum Financial Group, LLC, Two Portland Square, Portland, ME 04101 ("Forum").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and FAcS each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 28.  MANAGEMENT SERVICES.

Not Applicable.

ITEM 29.  UNDERTAKINGS.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland, on February 28, 2005.

                                      TOTAL RETURN U.S. TREASURY FUND, INC.

                                      By: */S/ EDWARD J. VEILLEUX
                                          -----------------------
                                          R. Alan Medaugh, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Edward S. Hyman                     Date
Chairman and Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Joseph R. Hardiman                  Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Louis E. Levy                       Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
W. Murray Jacques                   Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
R. Alan Medaugh                     Date
President

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Stephen V. Killorin                 Date
Treasurer

By: /S/ EDWARD J. VEILLEUX
    ----------------------
Edward J. Veilleux
Attorney-In-Fact*

* By Power of Attorney

RESOLVED, that Edward J. Veilleux,  Stephen V. Killorin,  Margaret M. Beeler and
     Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND, INC. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux,  Stephen V. Killorin,  Margaret M. Beeler and
     Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND INC. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

                                INDEX TO EXHIBITS

Item 22(i)(2)              Consent of Counsel.

Item 22(j)                 Consent of Independent Auditors.